EXHIBIT 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Ferrellgas, L.P. (the “Registrant”) for the period ended January 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

The foregoing certification is made solely for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the “knowledge” and “willfulness” qualifications contained in 18 U.S.C. Section 1350(c).

This certification is being furnished to the SEC and is not to be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of Section 18. In addition, this certification is not to be deemed incorporated by reference into any registration statement of the Registrant or other filing of the Registrant made pursuant to the Exchange Act or Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Dated: March 8, 2021	/s/ James E. Ferrell
James E. Ferrell
Chief Executive Officer and President of Ferrellgas, Inc., Ferrellgas GP II, LLC and Ferrellgas GP III, LLC, the Registrant’s general partners

Dated: March 8, 2021	/s/ Brian W. Herrmann
Brian W. Herrmann
Interim Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., Ferrellgas GP II, LLC and Ferrellgas GP III, LLC, the Registrant’s general partners